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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                March 29, 2002

            _______________________________________________________
               Date of Report (Date of earliest event reported)


                         NANOPIERCE TECHNOLOGIES, INC.
            _______________________________________________________
             (Exact name of Registrant as specified in its charter)


             Nevada                   33-19598-D                84-0992908
          ____________________________________________________________
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


                         370 17/th/ Street, Suite 3640
                               Denver, CO 80202
           ________________________________________________________
                   (Address of principal executive offices)
                                  (Zip Code)


                                (303) 592-1010
           _________________________________________________________
              (Registrant's telephone number, including area code)


            _______________________________________________________
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     (a) On March 29, 2002, Nanopierce Technologies, Inc. (the "Registrant") and a sales agent (the "Sales Agent") entered into a sales agent agreement (the "Sales Agent Agreement") in connection with a proposed sale of the Registrant's securities pursuant to a Registration Statement on Form S-3 originally filed with the Securities and Exchange Commission on November 17, 2000 (Registration No. 333-50170) (the "Registration Statement"). On even date therewith, the Registrant, the Sales Agent and an escrow agent entered into an escrow agreement (the "Escrow Agreement"). The Sales Agent Agreement and the Escrow Agreement are attached hereto as exhibits.

     (b) On April 9, 2002, the Registrant caused the issuance and sale of 800,000 units to an investor. Each unit ("Unit") consists of a share of the Registrant's common stock, par value $.0001 per share ("Common Stock"); and a warrant to purchase 1.1 shares of Common Stock (the "Investor Warrants"). On April 9, 2002, the Registrant also caused the issuance and sale of warrants to purchase 25,000 shares of Common Stock (the "Additional Investor Warrants") to be issued directly to the accredited investor; warrants to purchase 80,000 Units (the "Sales Agent Warrants") to be issued to the sales agent; and 1,073,000 shares of Common Stock that will be issued upon the exercise of all of the Investor Warrants, the Additional Investor Warrants and the Sales Agent Warrants (the "Underlying Shares"). Forms of the Investor Warrants, the Additional Investor Warrants and the Sales Agent Warrants are attached hereto as exhibits.

Item 7.  Exhibits and Financial Information.

                  (c) Exhibits: The following exhibits to the Registration Statement are hereby filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-B.

       Exhibit No.                            Description

         1.01* Form of sales agent agreement between the Registrant and the sales agent

         4.01*        Form of warrants issued to investor

         4.02*        Form of additional warrants issued to investor

         4.03*        Form of warrants issued to sales agent

        10.01* Escrow agreement among the Registrant, the investor and the escrow agent

        23.01*        Auditors consent

        23.02*        Auditors acknowledgment

________________
*Filed herewith.

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NANOPIERCE TECHNOLOGIES, INC.

                                    /s/  Paul H. Metzinger
                                    -------------------------------------------
                                    Paul H. Metzinger, President and
                                    Chief Executive Officer


April 9, 2002

                                       3
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                                 EXHIBIT INDEX

  Exhibit No.                              Description

    1.01* Form of sales agent agreement between the Registrant and the sales agent

    4.01*         Form of warrants issued to investor

    4.02*         Form of additional warrants issued to investor

    4.03*         Form of warrants issued to sales agent

   10.01* Escrow agreement among the Registrant, the investor and the escrow agent

   23.01*         Auditors consent

   23.02*         Auditors acknowledgment

___________________
*Filed herewith